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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  -------------

         Date of Report (Date of earliest event reported): APRIL 6, 2001


                              PAPER WAREHOUSE, INC.
             (Exact name of registrant as specified in its charter)


          MINNESOTA                   0-23389                   41-1612534
          ---------                   -------                   ----------
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)            Identification No.)


                             7630 EXCELSIOR BOULEVARD
                           MINNEAPOLIS, MINNESOTA 55426
           (Address of Principal Executive Offices, Including Zip Code)

                                  (952) 936-1000
               (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS.

Paper Warehouse, Inc. reports that a press release dated April 6, 2001, a copy of which is filed herewith as Exhibit 99.1, was made publicly available on April 6, 2001. The press release announced that Paper Warehouse will effect a 1-for-3 reverse split of its common stock, $.01 par value per share. See the press release for further details.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not Applicable

         (b)  PRO FORMA FINANCIAL INFORMATION.

                  Not Applicable

         (c)  EXHIBITS.

                  Ex. 99.1 Press Release dated April 6, 2001
                  (filed electronically herewith).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PAPER WAREHOUSE, INC.
                                       --------------------------------------
                                                  (REGISTRANT)


Dated: April 6, 2001                   By: /s/ Cheryl W. Newell
                                          -----------------------------------
                                          Name:   Cheryl W. Newell
                                          Title:  Vice President and
                                                  Chief Financial Officer


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                                INDEX TO EXHIBITS


Item No.   Description                                             Method of Filing
--------   -----------                                             ----------------
99.1       Press Release dated April 6, 2001...................    Filed electronically
                                                                   herewith.